Exhibit 10.3

EXECUTION COPY

SECOND LETTER AMENDMENT

Dated as of May 23, 2007

Citicorp North America, Inc.,

as Administrative Agent

Two Penns Way, Suite 110

New Castle, Delaware 19720

Re:         Sunstone Hotel Partnership, LLC Revolving Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain $200,000,000 Revolving Credit Agreement dated as of July 17, 2006 (as amended by that certain First Letter Amendment dated as of August 14, 2006, the “Credit Agreement”) among Sunstone Hotel Partnership, LLC, as borrower (the “Borrower”), Sunstone Hotel Investors, Inc., the Subsidiary Guarantors identified therein, the initial lenders identified therein (the “Lenders”), the Initial Issuing Bank and Swing Line Bank identified therein, Citicorp North America, Inc., as the administrative agent (in such capacity, the “Administrative Agent”) for the Lenders Parties (as defined therein), Wachovia Capital Markets, LLC, as syndication agent, Calyon New York Branch, as co-syndication agent, Keybank National Association, as documentation agent, and Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as joint lead arrangers and joint book running managers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

It is hereby agreed by you and us as follows:

1. Amendments to Credit Agreement. Effective as of the Amendment Effective Date (defined below), the Credit Agreement is, hereby amended as follows:

(a) The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the pricing grid set forth therein and substituting therefor the following:

Pricing Level	Leverage Ratio	Applicable Margin for Base Rate Advances	Applicable Margin for Eurodollar Rate Advances
I	> 60%	0.50%	1.50%
II	> 55% but < 60%	0.25%	1.25%
III	> 50% but < 55%	0.05%	1.05%
IV	< 50%	0.00%	0.90%

(b) The definition of “Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso at the end thereof and substituting therefor the following:

“provided, however, that in the case of the Parent and its Subsidiaries, “Debt” shall include, without duplication, (i) the JV Pro Rata Share of Debt of any Joint Venture if at such time both (A) the aggregate amount of outstanding Investments by the Loan Parties and their Subsidiaries in Joint Ventures exceeds 10% of Total Asset Value and (B) the Total JV Leverage Ratio exceeds 70%; and (ii) any Debt of any Joint Venture that is recourse (other than in respect of Customary Carve-Out Agreements) to the Parent or any of its Subsidiaries, including by reason of any such Person being a general partner in such Joint Venture; and except to the extent described in the foregoing clauses (i) and (ii), the Debt of any Joint Venture shall be excluded from “Debt” of the Parent and its Subsidiaries.”

(c) The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Capitalized Value” means, in the case of any Unencumbered Pool Asset that is a Hotel Asset, the Adjusted Net Operating Income of such Hotel Asset divided by the applicable Capitalization Rate.

“EBITDA” means , for any measurement period, the sum of (i) net income (or net loss) from continuing operations (excluding gains (or losses) from extraordinary and unusual items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, (vi) gains (or losses) from sales of assets and (vii) to the extent subtracted in computing net income, (A) impairment charges and (B) income attributable to minority interests, in each case of the Parent and its Subsidiaries determined on a Consolidated basis and in accordance with GAAP for such period; provided, however, that for purposes of this definition, (1) in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition of Equity Interests) by the Parent or any of its Subsidiaries during such period, EBITDA will be adjusted (y) in the case of an acquisition, by adding thereto an amount equal to the acquired Asset’s actual EBITDA (computed as if such Asset was owned by the Parent or one of its Subsidiaries for the entire period) generated during the portion of such period that such Asset was not owned by the Parent or such Subsidiary, and (z) in the case of a disposition, by subtracting therefrom an amount equal to the actual EBITDA generated by the Asset so disposed of for such period, (2) the EBITDA attributable to any Redevelopment Asset for any measurement period shall not be less than zero, (3) any portion of EBITDA attributable to Equity Interests in Joint Ventures shall be disregarded (provided, however, that JV Fee Income shall be included in EBITDA), and (4) EBITDA shall be adjusted to remove any impact from (x) non-cash amortization of stock grants to members of the Parent’s management, (y) straight line rent leveling adjustments required under GAAP, and (z) amortization of intangibles pursuant to Statement of Financial Accounting Standards number 141.

“Leverage Ratio” means, at any date of determination, the ratio of (a)(i) Total Debt minus (ii) the amount, if any, all restricted and unrestricted cash and Cash Equivalents on hand of the Parent and its Subsidiaries to (b) Total Asset Value at such date.

“Termination Date” means the earlier of (a) the fifth anniversary of the Closing Date, subject to the extension thereof pursuant to Section 2.16 and (b) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Commitment pursuant to Section 2.05 or 6.01.

(d) The following new definitions are hereby inserted into Section 1.01 of the Credit Agreement in their proper alphabetical order:

“Capitalization Rate” means, with respect to any Hotel Asset or Joint Venture Asset, (a) 8.50% for Assets categorized “Upscale” or below by Smith Travel Research (provided that all such Assets located in San Diego, California shall be treated for purposes of this definition as if the same were categorized “Upper Upscale” by Smith Travel Research), (b) 8.00% for Assets categorized “Upper Upscale” by Smith Travel Research, and (c) 7.50% for Assets categorized “Luxury” or “Resort” by Smith Travel Research; provided, however, that (i) a 7.00% Capitalization Rate shall apply to the Hilton Times Square Hotel Asset, the Marriott Long Wharf Hotel Asset and the Hyatt Regency Century Plaza Hotel Asset, and (ii) the Capitalization Rate determined in accordance with the foregoing methodology for each Hotel Asset in the respective metropolitan markets listed on Schedule IV shall be reduced by the correlative “Cap Rate Adjustment” shown on Schedule IV for such metropolitan market. For purposes of this definition, “Smith Travel Research” shall mean Smith Travel Research or a substitute lodging industry research company proposed by the Borrower and approved by the Administrative Agent and the Required Lenders.

“JV Equity Value” means, with respect to any Joint Venture, (a) the JV Pro Rata Share of (i) an amount equal to the Adjusted EBITDA of the applicable Joint Venture Asset (calculated for this purpose as if such Joint Venture Asset were a Hotel Asset and without reference to any JV Fee Income) divided by (ii) the applicable Capitalization Rate, less (b) the JV Pro Rata Share of all Debt of such Joint Venture; provided, however, that for each New Acquisition JV, the Borrower shall have a one-time option (exercised by notice to the Administrative Agent) to elect to compute the “JV Equity Value” of such New Acquisition JV as either (A) the sum of all contributions (whether in the form of debt or equity) made by the Loan Parties and their Subsidiaries to such New Acquisition JV, or (B)(1) the JV Pro Rata Share of the purchase price paid for the Joint Venture Asset owned by such New Acquisition JV less (2) the JV Pro Rata Share of all Debt of such New Acquisition JV.

“JV Fee Income” means, for any measurement period, all income of the Parent and any of its Subsidiaries from asset management fees, financing fees, renovation fees or other fees received from Joint Ventures during such period.

“New Acquisition Asset” means, at any date of determination, any Hotel Asset that has been owned by the Borrower or any of its Subsidiaries for a period of less than 18 months at such date.

“New Acquisition JV” means, at any date of determination, any Joint Venture in which the Borrower or any of its Subsidiaries has held an Equity Interest for a period of less than 18 months at such date.

“Total Asset Value” means the sum, without duplication, of all of the following: (a) for each Hotel Asset other than a New Acquisition Asset, the Adjusted EBITDA of such Hotel Asset divided by the applicable Capitalization Rate, plus (b) for each New Acquisition Asset, at the Borrower’s one-time option (exercised by notice to the

Administrative Agent), either (i) the value of such New Acquisition Asset determined in accordance with clause (a) above or (ii) the purchase price of such New Acquisition Asset, plus (c) for each Redevelopment Asset, at the Borrower’s one-time option (exercised by notice to the Administrative Agent), either (i) the Adjusted EBITDA of such Redevelopment Asset for the four fiscal quarters ending immediately prior to the commencement of renovation work on such Redevelopment Asset divided by the applicable Capitalization Rate or (ii) the undepreciated book value of such Redevelopment Asset in accordance with GAAP (provided that the value attributable to Redevelopment Assets shall be limited to 20% of Total Asset Value), plus (d) for each Development Asset or Real Property comprised of vacant land, the book value of such Development Asset or vacant land in accordance with GAAP, plus (e) for the office building adjacent to the Hotel Asset in Troy, Michigan, the undepreciated book value of such office building in accordance with GAAP, plus (f) for the laundry facilities in Salt Lake City, Utah and Rochester, New York, the undepreciated book value of such laundry facilities in accordance with GAAP, plus (g) an amount equal to 10 times the EBITDA attributable to the Borrower’s Equity Interest in Buy Efficient, L.L.C. for the four fiscal quarters of the Parent most recently ended (provided that the aggregate value attributable to the items described in clauses (d), (e), (f) and (g) shall be limited to 5% of Total Asset Value), plus (h) receivables attributable to mortgage debt Investments, plus (i) for each Joint Venture, the JV Equity Value of such Joint Venture; provided, however, that at all times through and including December 31, 2008 (1) the Fairmont Newport Beach Hotel Asset shall be valued for purposes of determining Total Asset Value at the greater of the value determined in accordance with clause (a) above or $133,000,000, and (2) the Marriott Boston Long Wharf Hotel Asset shall be valued for purposes of determining Total Asset Value at the greater of the value determined in accordance with clause (a) above or $231,000,000; provided further that so long as the Facility shall remain outstanding, the Hyatt Century Plaza Hotel Asset shall be valued for purposes of determining Total Asset Value at the greater of the value determined in accordance with clause (a) above or $325,000,000.

“Total JV Leverage Ratio” means the quotient, expressed as a percentage, obtained by dividing (a) the aggregate amount of the outstanding Debt of all Joint Ventures as of the date of such calculation by (b) the value of all Joint Venture Assets as of the date of such calculation that would be obtained if such Joint Venture Assets were valued in the same manner as Unencumbered Pool Assets pursuant to the definition of “Unencumbered Pool Asset Value”, mutatis mutandis. It being understood that for the purposes of the foregoing calculation, the words “(other than any Joint Venture Asset)” in the definition of Hotel Asset shall be disregarded.

(e) Section 2.08(a) of the Credit Agreement is hereby amended by deleting the reference therein to “0.20%” in clause (ii) thereof and replacing it with “0.175%”.

(f) Section 5.02(e)(v) is hereby amended by amending and restating: (i) clause (v) thereof to read as follows:

“(v) Investments consisting of the following items so long as the aggregate amount outstanding, without duplication, of all Investments described in this subsection does not exceed, at any time, 25% of Consolidated Total Assets at such time:”

and (ii) clauses (A), (B), (C) and (D) thereof to read as follows:

“(A) loans, advances and extensions of credit to any Person,

(B) Development Assets that are being constructed or developed as Hotel Assets, but are not yet completed (including such assets that such Person has contracted to purchase for development with or without options to terminate the purchase agreement),

(C) additional Investments after the date hereof in Subsidiaries that are not Controlled Subsidiaries of any Loan Party, and

(D) Investments in Joint Ventures;”

(g) Section 5.02(f) of the Credit Agreement is hereby amended by deleting the reference to “Section 5.04(a)(iv)” therein and replacing it with “Section 5.04(a)”.

(h) Section 5.03(e) of the Credit Agreement is hereby amended by deleting the words “each calendar month” on the second line thereof and replacing them with “each fiscal quarter of the Parent”.

(i) The text of Section 5.03(f) of the Credit Agreement is hereby deleted and the following is substituted therefor: “[Intentionally omitted.]”

(j) Section 5.04(a)(i) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(i) Maximum Leverage Ratio: Maintain (A) at the end of each fiscal quarter of the Parent and (B) on the date of each Advance and the issuance or renewal of any Letter of Credit occurring during any of the periods indicated below (both before and after giving effect to such Advance), a Leverage Ratio of less than or equal to 65%.”

(k) The chart under Section 5.04(a)(i) of the Credit Agreement is hereby deleted in its entirety.

(l) Section 5.04(a)(iv) of the Credit Agreement is hereby deleted in its entirety.

(m) A new Schedule IV entitled “Metropolitan Markets — Capitalization Rate Adjustments” is hereby added to the Credit Agreement in the form of Schedule IV attached hereto.

2. Effectiveness of Amendment. This letter amendment (this “Amendment”) shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Parent, the Administrative Agent, the Lenders or, as to any Lender, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (ii) the consent attached hereto executed by each of the Subsidiary Guarantors.

(b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, both before and on a pro forma basis after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default or Event of Default.

(d) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower dated the Amendment Effective Date confirming (i) the truth and accuracy of the matters set forth in Sections 2(b) and 2(c) above and (ii) that before and on a pro forma basis after giving effect to this Amendment, the Loan Parties shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants.

(e) The Administrative Agent shall have received payment in full of an amendment fee equal to 0.10% of the sum of the Revolving Credit Commitments of those Lenders that have executed and delivered to the Administrative Agent a signature page to this Amendment, which fee shall be for the ratable benefit of such Lenders.

3. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery hereof (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

4. Certain Definitions. This Amendment shall constitute a Loan Document. Following the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as previously amended and as amended by this Amendment.

5. Ratification. The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

6. Execution Instructions. If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Amendment to Malcolm K. Montgomery of Shearman & Sterling LLP by facsimile (646.848.7587), with four duplicate originals by overnight courier.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

BORROWER:

SUNSTONE HOTEL PARTNERSHIP, LLC

By:
Name:
Title:

PARENT:

SUNSTONE HOTEL INVESTORS, INC.

By:
Name:
Title:

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC., as Administrative Agent and a Lender

By:
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

CALYON NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

UBS LOAN FINANCE LLC,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

BEAR STEARNS CORPORATE LENDING INC.,
as a Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

SCHEDULE IV

METROPOLITAN MARKETS — CAPITALIZATION RATE ADJUSTMENTS

[See attached page.]

Sch. IV

CONSENT

Dated as of May 23, 2007

Each of the undersigned, as a Subsidiary Guarantor under the Guaranty set forth in Article VII of the Credit Agreement (as defined in the Second Letter Amendment to which this Consent is attached), hereby consents to such Second Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Second Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Letter Amendment, each reference in the Article VII of the Credit Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by that certain First Letter Amendment dated as of August 14, 2006 and by this Second Letter Amendment.

WB SUNSTONE- LAKE OSWEGO, LLC

By:
Name:
Title:

WB SUNSTONE- PORTLAND, LLC

By:
Name:
Title:

WB SUNSTONE- RIVERSIDE, LLC

By:
Name:
Title:

SUNSTONE WINDY HILL, L.L.C.

By:
Name:
Title:

C-1

SUNSTONE NAPA, L.L.C.

By:
Name:
Title:

SUNSTONE JAMBOREE, LLC

By:
Name:
Title:

SUNSTONE MACARTHUR, LLC

By:
Name:
Title:

SUNSTONE HOTELS ROCHESTER, L.L.C.

By:
Name:
Title:

C-2